                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 3, 2000



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                         1-13925                      38-3389456
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                       755 West Big Beaver Road, Suite 800
                              Troy, Michigan 48084
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (248) 362-8800

ITEM 5.  OTHER EVENTS.

         On October 3, 2000, Championship Auto Racing Teams, Inc. (the "Company") issued a news release with respect to the resignation of its Chief Financial Officer, a copy of which is attached hereto as Appendix A, and incorporated herein by this reference.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of October, 2000.

                                     CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                     By:      /s/ Thomas L. Carter
                                        -----------------------------
                                              Thomas L. Carter,
                                              Chief Financial Officer

                                   APPENDIX A


FOR IMMEDIATE RELEASE
Contact:  Ron Richards or Mike Zizzo (248) 362-8800

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                ANNOUNCES RESIGNATION OF CHIEF FINANCIAL OFFICER

DETROIT (OCTOBER 3, 2000) - Championship Auto Racing Teams, Inc. (NYSE:MPH) announced today that Randy K. Dzierzawski has resigned his positions as Executive Vice President and Chief Financial Officer, effective October 3, 2000, to pursue other business interests. Thomas L. Carter, who currently serves as Vice President of Finance and Administration of a subsidiary of the Company, has been appointed Chief Financial Officer and will oversee the financial functions until a permanent successor is named.

"On behalf of the Board of Directors of the Company, I would like to thank Randy Dzierzawski for over 10 years of dedication and hard work with Championship Auto Racing Teams, Inc., and we all wish him the best of luck in his future endeavors," said Robert W. Rahal, Interim President and CEO of the Company.

Championship Auto Racing Teams, Inc. (NYSE: MPH) owns, operates and markets the FedEx Championship Series. Champions Juan Montoya, Michael Andretti and Jimmy Vasser are among the drivers who battle for the FedEx Championship Series title on oval circuits as well as temporary and permanent road courses. CART also owns and operates its top two development series, the Dayton Indy Lights Championship and the Toyota Atlantic Championship. Learn more about CART's open-wheel racing series at www.cart.com .

This press release may contain "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included in this release may constitute forward-looking statements. Although the parties believe that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from the parties' expectations due to changes in corporate performance, industry factors, continued due diligence by the parties, and other operational and economical factors. Additional information on potential factors that could affect the Company's financial results are included in the reports filed with the SEC, including its Form 10-K.